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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549


                                    FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                        Date of Report:  March 14, 2001


                             REDBACK NETWORKS INC.
             (Exact Name of Registrant as Specified in its Charter)


            Delaware                                000-25853                              77-0438443
----------------------------------      ----------------------------------     ----------------------------------
  (State or Other Jurisdiction of            (Commission File Number)                  (I.R.S. Employer
          Incorporation                                                              Identification Number)


                              1195 Borregas Avenue
                              Sunnyvale, CA  94089
                                 (408) 571-5000

             ------------------------------------------------------
             (Addresses, including zip code, and telephone numbers,
              including area code, of principal executive offices)
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ITEM 8.  CHANGE IN FISCAL YEAR.

     On January 16, 2001, the Company elected to change its fiscal year from January 1 through December 31 of each year to a 52-53 week fiscal year. Accordingly, the Company's fiscal quarters will end on the Saturday of the thirteenth week of each quarter, with the Company's fiscal year ending on the last day of the fourth quarter. The Company's fiscal year 2001 will end on December 29, 2001.

     The report covering the transition period of January 1, 2001 through March 31, 2001, will be filed as a Quarterly Report on Form 10-Q.
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     REDBACK NETWORKS INC.


DATE:  March  14, 2001               By: /s/ Dennis P. Wolf
                                         ---------------------------------------
                                         Dennis P. Wolf
                                         Senior Vice President of Finance and
                                         Chief Financial Officer
                                         (Principal Financial Officer)